Milliman Variable Insurance Trust

(the “Trust”)

Supplement dated August 15, 2025

to the Currently Effective Prospectuses

and Statement of Additional Information

Milliman - Capital Group Hedged U.S. Growth Fund

Milliman - Capital Group Hedged U.S. Income and Growth Fund

(together, the “Funds”)

Effective as of the close of business on August 15, 2025, the Funds will cease investment operations and shares of the Funds will no longer be available for purchase, including from new insurance company separate accounts or other qualified investors and additional purchases from existing insurance company separate accounts or other qualified investors.